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                      SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C. 20549

                                   FORM 8-K

               CURRENT REPORT PURSUANT TO SECTION 13 OR 15(D) OF
                      THE SECURITIES EXCHANGE ACT OF 1934



      DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED):  December 3, 1998
                                                         ----------------


                               ESSEX GAS COMPANY
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             (Exact name of registrant as specified in its charter)


Massachusetts                     1-8154                        04-1427020
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(STATE OR OTHER            (COMMISSION FILE NUMBER)          (IRS EMPLOYER
JURISDICTION OF                                              IDENTIFICATION NO.)
INCORPORATION)



    c/o Boston Gas Company, One Beacon Street, Boston, Massachusetts 02108
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     (ADDRESS OF PRINCIPAL EXECUTIVE OFFICES)                       (ZIP CODE)


       REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE (978) 388-4000
                                                         ---------------

                           Essex County Gas Company
               7 North Hunt Road, Amesbury, Massachusetts  01913
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         (FORMER NAME OR FORMER ADDRSS, IF CHANGED SINCE LAST REPORT)
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ITEMS 1 THROUGH 7 AND 9 ARE NOT APPLICABLE.
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ITEM 8.  CHANGE IN FISCAL YEAR
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     The Board of Directors of Essex Gas Company changed the fiscal year end of the Company from August 31 to December 31. The transition period will be reported on Form 10-K for the year ended December 31, 1998.

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                                   SIGNATURE




     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                             ESSEX GAS COMPANY


Date:  December 3, 1998                      By:  /s/ Joseph F. Bodanza
     ------------------                          -----------------------
                                                 Name: Joseph F. Bodanza
                                                 Title: Senior Vice President,
                                                        Finance, MIS & Treasurer


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